INTERVIEW WITH VICTOR FLORES, CHIEF INVESTMENT OFFICER AND PORTFOLIO MANAGER

TELL US A LITTLE ABOUT YOURSELF AND YOUR FUND.

I am the Chief Investment Officer and Portfolio Manager of the U.S. Gold Shares Fund and the U.S. World Gold Fund. I am also a Chartered Financial Analyst with a B.S. in Geological Sciences and an M.S. in energy and Mineral Resources Management from the University of Texas at Austin.

The U.S. World Gold fund invests in gold mining companies around the world. We seek out those companies which have the potential to create wealth for their stockholders by discovering new deposits, developing promising properties, and/or profitably mining gold. As of 9/12/96, the fund has one, five and ten year returns of 27.96%, 20.08% and 8.01% respectively.

FOR THE PAST NUMBER OF YEARS, MANY ANALYSTS HAVE PREDICTED GOLD WOULD PERFORM VERY WELL, AND MAKE ITS BIG MOVE BUT IT HASN'T. WHY?

While the market has clearly understood that fabrication demand is well above global mine production, it has also judged accurately that forward sales by producers and central banks sales would keep the market in balance. This has created the conditions in which the gold market has evolved over the past two years, and has lulled the market into believing that this set of conditions was unchanging. The events of November of 1995, however, seem to indicate that the gold market is now in a state of flux. The two players which were providing stability to the market-central banks and producers suddenly became a destabilizing force and a source of uncertainty for the market.

We believe the market is now in a process of transition in which the old range ($370-$395) is replaced by a new, higher range. The physical market has established a new floor that appears to be around $385 and may be as high as $390 per ounce. Thus, in our opinion, the market needs to establish a new ceiling near $415 in order to maintain its previous stability. Given that the $400 per ounce level has tremendous psychological significance, any sustainable move above that level will immediately lead to speculative purchases. This rally will help set the new ceiling, as it will probably run until it is very clear that physical demand has slacked off. Such a speculative rally will be relatively short-lived, and the metal will come back down to test support. Thus, we expect that for the remainder of 1996 the metal will trade in a new range between $385 and $410, with an average price for the year of $395-$400. Solid demand from the physical market will continue to provide support, while seasonal factors, political events, and speculative activity will provide the engine for ensuing rallies.

EVEN THOUGH GOLD HAS NOT MOVED VERY MUCH, YOUR FUND HAS DONE EXCEPTIONALLY WELL, ESPECIALLY THIS YEAR. HOW HAVE YOU MANAGED TO OUTPERFORM THE GOLD INDEXES BY SO MUCH?

We follow a simple checklist to screen out good stocks from bad ones. We begin with management. If management is poor or unseasoned, we stay away. That allows us to quickly eliminate many companies without spending a lot of time or money. We then carry out an initial valuation. This allows us to screen out many more companies. If our "back of the envelope" calculation indicates it is potentially undervalued then we carry out a more in-depth technical and financial analysis. This takes time and money, but by then we have reduced the number of potential candidates down to a manageable number.

A stock would be considered for the fund if: management is experienced and credible, it appears undervalued based on our analysis, it has growth potential, it fits within our asset allocation (based on geography and level of development), and it has a better risk/return profile than a similar holding already in the fund. All of these factors have led our U.S. World Gold Fund to a one year return of 27.96%, and a five year return of 20.08%.

WHAT IS YOUR FUND CURRENTLY INVESTED IN?

The fund holds a balanced mix of senior producers, intermediate producers, junior mining companies, development companies, and exploration companies. The latter are the riskiest, but have the greatest return potential. As such, they constitute a small part of the fund. Among our largest holdings are Barrick Gold, Delta Gold, Greenstone Resources, Pioneer Group, Euro-Nevada, Getchell Gold, Ashanti Goldfields, Franco-Nevada, Meridian Gold and Newmont Mining.

MANY EXPERTS SAY THAT OUR ENVIRONMENT IS NOT GOOD FOR INVESTING IN GOLD...LOW INFLATION, LOW INTEREST RATES AND LOW UNEMPLOYMENT FIGURES. WOULD YOU ADVISE INVESTING IN GOLD RIGHT NOW?

Gold has traditionally been considered a safe haven against inflation. If one considers (as I do) that inflation is a monetary phenomenon (money supply growth in excess of economic growth) then hard assets such as gold should maintain their value during inflationary periods. The problem is that we have been in a deflationary environment since 1980 and there is no sign that inflation in the major Western economies is on the rise. Countries which have experienced bouts of inflation and/or devaluation have seen that the price of gold in their local currency terms has appreciated. Economists such as Ian Lamont argue that gold is also a good hedge in a deflationary environment because it has intrinsic value and cannot collapse like real estate or art, which are harder to value and are often financed with debt.

Gold represents a good investment opportunity in any environment because gold and gold stocks represent a separate asset class which can be used to diversify a portfolio. Asset classes whose returns are poorly correlated with those of other assets can be combined to create portfolios with superior, risk-adjusted returns. Empirical studies have shown that a 5% weighting in gold/gold stocks does in fact increase a portfolio's risk-adjusted returns over long periods of time.

IF AN INVESTOR WANTS TO BUY GOLD, WHAT ARE THEIR OPTIONS (BULLION, COMMON STOCK, MUTUAL FUND SHARES)?

Stocks are preferred to bullion, but the best bet is to go with a mutual fund, as it provides liquidity, diversification, and professional management. Mutual funds have provided returns far in excess of the return on bullion because the industry has been in a growth phase. This is expected to continue, so I prefer a mutual fund to bullion. A fund also provides diversification, professional management, and does not require storage. Gold stocks should never be more than 5% of a portfolio -- investors tend to get carried away and become overexposed to gold stocks when they are outperforming stocks and bonds. A dollar-cost-averaging program is a good way to get started.

WHAT REGIONS OF THE WORLD LOOK MOST ATTRACTIVE TO YOU?

North American shares are attractive in the sense that they provide the best growth opportunities -- growth which the investor is willing to pay a premium for. They also have better liquidity. The stratification of the industry provides the investor the opportunity to invest directly in specific countries or regions.

Most gold funds have holdings in companies which are exploring for and developing gold assets in emerging markets, due to the fact that the industry has truly gone global in the past 5 years. Thus, most gold funds are a play on the emerging markets. However, the only fund I know of which specifically targets emerging market opportunities is the U.S. Precious Metals & Natural Resources Portfolio, a Guernsey-based fund offered by the Bank of Butterfields and managed by U.S. Global Investors. In addition to specializing in emerging market opportunities, it also targets very early stage opportunities, and could be best described as an emerging markets, venture capital, mining fund.

WHAT SPECIFIC COMPANIES LOOK GOOD TO YOU RIGHT NOW?

Ashanti Goldfields development of their underground resources continues. This is really a world class orebody which I don't think is fully valued in the market. The company is now listed on the New York stock exchange, symbol ASL, which I think will help the liquidity and the profile of the company. Also, Delta Gold is an Australian gold mining company. In addition to the two mines that they have in Australia, they've got some exciting exploration properties that might lead to the third gold mine.

WHERE CAN SOMEONE GET MORE INFORMATION ON YOUR FUND?

For more information on the U.S. World Gold Fund, please call 1-800-US-FUNDS.


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FOR MORE INFORMATION  INCLUDING CHARGES AND EXPENSES PLEASE CALL 1-800-US-FUNDS.
PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. YOU MAY HAVE A GAIN OR A LOSS WHEN YOU SELL SHARES.